ApolloGold Corporation

Qtr 3 & YTD, 2008 Update
Investor Presentation

November 14, 2008

AGT:AMEX
APG:TSX
www.apollogold.com

Forward Looking Statements / Non-GAAP Financial Measures

ApolloGold Corporation

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended, with respect to our financial condition, results of operations, business prospects, plans, objectives, goals, strategies, future events, capital expenditure, and exploration and development efforts. Forward-looking statements can be identified by the use of words such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "continue," or the negative of such terms, or other comparable terminology. All statements regarding future financing activities, the future operation of the Montana Tunnels mill, future cash flow from the Montana Tunnels mine, production and milling at the Montana Tunnels mine, the future level of ore stockpiles at the Montana Tunnels mine, statements respecting reserves with respect or relating to the Montana Tunnels mine, the timing of completion of permitting at our Black Fox project, construction and drilling at our Huizopa project and future production estimates, operating costs and capital expenditures at our Black Fox and Huizopa projects are forward-looking statements that involve various risks and uncertainties. These forward looking statements are subject to numerous risks, uncertainties and assumptions including important factors that could cause actual results to differ materially from these forward-looking statements include: additional operational, geotechnical, processing and remediation problems at the Montana Tunnels mine, unexpected changes in business and economic conditions, political or economic instability, significant decreases in gold, zinc or lead prices, results of drilling and other exploration activities at Huizopa, difficulties or delays in permitting at Black Fox, changes in interest and currency rates, local and community impacts and issues, labor accidents, environmental risks and other factors disclosed under the heading "Risk Factors" in Apollo's Annual Report on Form 10-K for the year ended December 31, 2007 and elsewhere in documents that Apollo files from time to time with the Toronto Stock Exchange, the American Stock Exchange, the United States Securities and Exchange Commission and other regulatory authorities. There can be no assurance that future developments affecting the Company will be those anticipated by management. The forecasts contained in this presentation constitute management's current estimates, as of the date of this presentation, with respect to the matters covered thereby. Apollo disclaims any obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

The term "total cash cost" is a non-GAAP financial measure and is used on a per ounce of gold basis. Total cash cost is equivalent to direct operating cost as found on the Consolidated Statements of Operations and includes by-product credits for payable silver, lead, and zinc production. We have included total cash cost information to provide investors with information about the cost structure of our mining operation. This information differs from measures of performance determined in accordance with GAAP in Canada and in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. This measure is not necessarily indicative of operating profit or cash flow from operations as determined under GAAP and may not be comparable to similarly titled measures of other companies.

Operations & Project Locations


Montana Tunnels - USA
Black Fox - Canada
Huizopa - Mexico

Asset Base



Black Fox Project (Canada)



Montana Tunnels Mine (USA)



Huizopa Project (Mexico)

Montana Tunnels Mine






November 05, 2008
4470

Montana Tunnels
Mine Production 100% - 3rd Qtr

ApolloGold Corporation

Tonnage Mined (Kt)	Q3	YTD
Ore	1,824	4,691
Waste	392	1,167
Other	238	889
Total Moved	2,455	6,747
Tonnage Milled (Kt)	1,221	3,350
Gold Production (oz)	14,638	37,728
Silver Production (oz)	144,404	363,594
Lead production (lbs)	4,586,302	11,323,426
Zinc Production (lbs)	9,623,224	27,784,620

Montana Tunnels (Future)

ApolloGold Corporation

- + 2 million ton ore stockpile
- L-Pit Mining to be completed in early December 2008
- Mine Equipment Parked - lowers overall cost
- Mill to Operate through end of April 2009
- M-Pit Permitting Update
  - M-Pit Record of Decision (ROD) Completed
  - BLM & DEQ Approvals given for ROD
  - Core of Engineers 404 permit pending for ROD / Clancy Creek
- Decision for MT Tunnels / M-Pit – mid 2009

Black Fox Open Pit & Underground 1,330,000 Ounces in Reserve



LEGEND
New surface access ramp
Historic underground workings
Cut and fill stope design
Internal access ramps
Ore access drifts
Final pit

Black Fox Development Project - Key Points

ApolloGold Corporation

- Black Fox Mill (Formerly Stock Mill) fully acquired July 28, 2008
- Black Fox Reclamation Plan approved
  - Mine and Mill fully permitted
- Contracts awarded to Contractors to begin Pre-stripping, mill rebuild and tailings / infrastructure
- Project formally started early November 2008
- Mill start-up set for early April 2009

Black Fox
Major Activity - Mine

ApolloGold Corporation

- Construct haul roads
- Construct holding ponds
- Strip glacial till overburden
- Relocate ancillary services
- Erect primary crusher and infrastructure
- Key equipment on order for mine for early 2009
- Ore Mining set for mid March 2009

Black Fox
Rock Borrow Area for Road Construction


2008/11/05

Black Fox
Construction on Main Haul Road Looking NE


2008/11/05

Black Fox - Geo Grid Being Placed on Main Haul Road for Soft Soil Conditions

ApolloGold Corporation



2008/11/07

Black Fox
Building Mail Haul Road Looking East


2008/11/05

Black Fox
Main Haul Road Passing Treatment Ponds

ApolloGold Corporation


2008/11/07

Black Fox
Construction on Transitional Ponds



CAT
2008/11/07

Apollo Gold
Compaction on Transitional Ponds

ApolloGold Corporation


2008/11/07

Black Fox Mill Complex
To be Expanded From 1,100 TPD to 1,500 TPD

ApolloGold Corporation



Black Fox Milling Complex
Major Activity

ApolloGold Corporation

- Perform all civil work for:
  - New ball mill installation
  - New leach tanks and containment
  - New reagent mixing building
- Procure long lead time components
  - Processing equipment
  - Transformers/switchgear
- Construct toe dam for tailings pond
- Cleanout tanks/mills, remove redundant equipment

Black Fox
Ball Mill Installation



Black Fox – Development Schedule

Apollo Gold Corporation

ACTIVITY	2007				2008				2009			
NI 43-101 Resource Update			■		■							
Feasibility Study			■			■						
Environmental Permits			■	■	■	■	■					
Construction Permits			■	■	■	■	■					
Detailed Engineering & Procurement			■	■	■	■	■					
Construction						■	■	■				
Checkout & Commissioning								■	■			
Commercial Production										■	■	■

(1) *SRK Consulting (US), Inc., NI 43-101 Technical Report - Apollo Gold Corporation Black Fox Project Timmins, Ontario, Canada. (April 14, 2008)*

Exploration

Third Quarter - 2008

Grey Fox Location

- Approximately 3.5km SE of Black Fox Mine



Black Fox Mine
Grey Fox

Grey Fox - Drilling Goals

- Confirm and infill Historic Core Holes
- Extend the mineralized zones up and down dip and along strike
- Confirm and explore Destor-Porcupine Fault Zone

Grey Fox Drilling

ApolloGold Corporation



DPF
Gibson Au Deposit
Contact Zone
DPFZ
LOT 1
CON 4
New Kelore

Grey Fox - Drilling Program to Date

ApolloGold Corporation

- 3707m drilled
- 16 Holes Completed
  - GF08-01 through GF08-16
- Holes being logged and sent out for assays
- Results of this phase of drilling to be analyzed

Grey Fox - Results

ApolloGold Corporation

- Mineralization confirmed at the Contact Zone, and extended up and down dip – multiple mineralized zones
- DPFZ intersected
- Assays pending

Huizopa



MINERA SOL DE ORO
HUIZOPA PROJECT
PROJECT LOCATION MAP
United States
MEXICO
SONORA
CHIHUAHUA
Huizopa Project
COAHUILA
SINALOA
DURANGO
N

Huizopa

ApolloGold Corporation

- Encouraging results in first drilling program
- 43-101 nearing completion
  - Postponed due to favorable screen metallic results
- Surface rights agreements with the Huizopa Ejido and affected local ranchers

Huizopa


PDO drilling

Drilled approximately 1000 meter strike length on a favorable fault trend over 2 Km in length

Huizopa Assays g/t

ApolloGold Corporation

HOLE-ID	FROM	TO	Au g/t	Ag g/t	Section
PDO 08	24.8	26.4	1.1	12.0	8700NE
PDO 09	37.5	38.1	4.1	46.0	8700NE
PDO 09	38.1	39.2	1.6	18.0	8700NE
PDO 09	39.6	40.0	0.8	11.5	8700NE
PDO 10	81.1	81.3	0.0	61.0	7700NE
PDO 10	81.3	81.9	0.0	20.7	7700NE
PDO 10	81.9	83.4	42.5	162.0	7700NE
PDO 10	83.4	84.7	0.5	29.7	7700NE
PDO 11	83.5	85.0	1.7	24.8	7700NE
PDO 11	85.0	85.5	0.8	7.8	7700NE
PDO 11	85.5	87.1	1.3	19.2	7700NE
PDO 11	119.1	120.2	3.7	5.3	7700NE
PDO 13	81.7	83.2	4.7	64.0	7700NE
PDO 13	83.2	83.7	0.5	23.7	7700NE
PDO 15	29.6	30.3	9.0	262.0	8200NE
PDO 15	32.3	32.7	21.6	340.0	8200NE

32

Apollo Gold Financial

- Financial Results for 3rd Qtr and Nine Months
- Metal Production and Cash Costs
- Financial Recent Developments
- Financing Black Fox
- Share Summary

Apollo Gold
Consolidated Financial Results

Apollo Gold Corporation

	3rd QTR		Nine Month-End Sept 31	
	2008	**2007**	**2008**	**2007**
	$ M	$ M	$ M	$ M
Revenue	$ 12.8	$ 11.9	$ 38.7	$ 27.60
Operating Exp.	$ 11.6	$ 8.6	$ 34.1	$ 23.8
Operating Inc.	**$ 1.2**	**$ 3.2**	**$ 4.5**	**$ 3.8**
Other Exp.	$ 0.7	($ 1.1)	($ 1.6)	($ 3.8)
Net Income	**$ 0.5**	**$ 2.1**	**$ 2.9**	**($ 0.0)**
Net Income Per Share	$0.00	$0.01	$0.02	($0.00)

3rd Quarter 2008
Metal Production & Cash Costs

ApolloGold Corporation

Metal Sales – Apollo 50%

	3rdQtr	Nine Month-Sept 31
Gold (oz's)	7,319	18,864
Silver (oz's)	72,202	181,797
Lead (lbs)	2,293,152	5,661,713
Zinc (lbs)	4,811,612	13,892,310
• Cash Cost per oz	$471	$367
• Co-Product		
• Gold per oz	$ 666	$ 668
• Silver per oz	$ 9.40	$ 11.73
• Lead per lb	$ 0.87	$ 0.79
• Zinc per lb	$ 0.80	$ 0.67

Financial
Recent Developments

ApolloGold Corporation

- July 1, 2008 Extension Loan with RMB for $5.15 M
  - $4 M used for down payment to SAS for Stock Mill
- Additional Hedge Required at Montana Tunnels
- July 24, 2008 Closed Equity Financing C$20.4 M
- Aug 21, 2008 completed 17 M flow through shares for net proceeds of $7.5 M (Cdn$7.8 M)

Financing Black Fox

ApolloGold Corporation

- A Combination of Bank Project Financing and Equity
- Equity Completed in July 2008
- May 2008 Apollo announces mandate for RMB Bank and Macquarie for financing of Black Fox.
  - (Expected to be $60 M)

Apollo Gold
Share Summary

ApolloGold Corporation

	Shares
• Common Shares Outstanding	203 M
• Warrants from Nov 06 @ $0.50	9 M
• Convertible @ $0.50 from Feb 2007	16 M
• Warrants with Convertible equity @$0.50	18 M
• Warrants from July 08 @ $0.65	20 M
• Flow Through August 2008	17 M
• Full Diluted Shares	283 M

- Additional Cash -- If warrants exercised $26.5 M
- Employee Options 8 M – Range $0.20-$2.25

38

Corporate Information

ApolloGold Corporation

TSX: APG
AMEX: AGT
www.apollogold.com

Exchanges:

TSX – Toronto Stock Exchange
AMEX – American Stock Exchange

Investor Relations:

Marlene Matsuoka
Tel: 720-886-9656, Ext. 217
IR Direct Line: 1 (303) 524-3217

Head Office:

5655 S. Yosemite Street, Suite 200
Greenwood Village, CO, 80111- 3220

Phone: 1 (720) 886 - 9656 Ext. 217
Phone Toll Free: 1 (877) 465 - 3484